UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    January 14, 2003
                                                --------------------------------

                    Morgan Stanley Dean Witter Capital I Inc.
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             (Exact name of registrant as specified in its charter)

Delaware                        333-83986                          13-3291626
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(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
of incorporation)                                            Identification No.)

1585 Broadway, New York, New York                                       10036
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (212) 296-7000
                                                  ------------------------------

                                 Not applicable
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         (Former name or former address, if changed since last report.)

ITEM 5.     Other Events
            ------------

            Attached as exhibits are certain Computational Materials (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Commission on May 27, 1994, to the Public Securities Association), and certain Collateral Term Sheets and Structural Term Sheets (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on February 17, 1995, to the Public Securities Association) furnished to the Registrant by Morgan Stanley & Co. Incorporated (the "Underwriter") in respect of the Registrant's proposed offering of Morgan Stanley Dean Witter Capital I Inc. Trust 2003-NC1, Mortgage Pass-Through Certificates, Series 2003-NC1 (the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-83986) (the "Registration Statement"). The Registrant hereby incorporates the Collateral Term Sheets, Structural Term Sheets and Computational Materials by reference in the Registration Statement.

            The Collateral Term Sheets, Structural Term Sheets and Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Collateral Term Sheets, Structural Term Sheets and Computational Materials.

            Any statement or information contained in the Collateral Term Sheets, Structural Term Sheets and Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.              Description
            -----------              -----------
            (99.1)                   Computational Materials and
                                     Structural Term Sheets prepared by Morgan
                                     Stanley & Co. Incorporated in connection with Morgan Stanley Dean Witter Capital I
                                     Inc. Trust 2003-NC1, Mortgage Pass-Through
                                     Certificates, Series 2003-NC1.

            (99.2)                   Collateral Term Sheets prepared by
                                     Morgan Stanley & Co. Incorporated in
                                     connection with Morgan Stanley Dean Witter
                                     Capital I Inc. Trust 2003-NC1, Mortgage
                                     Pass-Through Certificates, Series 2003-NC1.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MORGAN STANLEY DEAN WITTER
                                          CAPITAL I INC.

Date:  January 15, 2003
                                          By: /s/ Cecilia Tarrant
                                              ----------------------------------
                                              Name:      Cecilia Tarrant
                                              Title:    Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.    Description                                        Electronic (E)
-----------    -----------                                        --------------
(99.1)         Computational Materials and Structural                  (E)
               Term Sheets prepared by Morgan Stanley
               & Co. Incorporated in connection with Morgan
               Stanley Dean Witter Capital I Inc. Trust
               2003-NC1, Mortgage Pass-Through Certificates,
               Series 2003-NC1.

(99.2)         Collateral Term Sheets                                  (E)
               prepared by Morgan Stanley & Co.
               Incorporated in connection with Morgan
               Stanley Dean Witter Capital I Inc. Trust
               2003-NC1, Mortgage Pass-Through Certificates,
               Series 2003-NC1.